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                                                                     EXHIBIT 5.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the use in this Registration Statement on Form F-10 of our report dated May 25, 2002 relating to the combined financial statements of SimuFlite Training International, Inc. (a wholly-owned subsidiary of General Electric Capital Corporation) for the year ended December 31, 2001, which appears in such registration statement.




/s/ PricewaterhouseCoopers LLP


Dallas, Texas
July 3, 2002